                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                                   TO TENDER

           ZERO COUPON CONVERTIBLE SUBORDINATED DEBENTURES DUE 2013

                              (CUSIP 827056 AB 8)

                                      OF

                            SILICON GRAPHICS, INC.

        PURSUANT TO THE OFFER BY SILICON GRAPHICS, INC. TO EXCHANGE ITS

                       % SENIOR CONVERTIBLE NOTES DUE 2004

 FOR ALL OUTSTANDING ZERO COUPON CONVERTIBLE SUBORDINATED DEBENTURES DUE 2013

--------------------------------------------------------------------------------
    THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
          NEW YORK CITY TIME, ON      , 1997 (THE "EXPIRATION DATE"),
                    UNLESS THE EXCHANGE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

            STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.

     By Hand or Overnight Courier:                    By Mail:

                                            (registered or certified mail
                                                    recommended)


    c/o State Street Bank and Trust
             Company, N.A.               State Street Bank and Trust Company
              61 Broadway                           P.O. Box 778
       New York, New York 10006              Boston, Massachusetts 02110

                               Facsimile Number:
                       (For Eligible Institutions Only)

                                (617) 664-5739

                             Confirm by Telephone:

                                (617) 664-5314

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  The undersigned acknowledges receipt of the Prospectus, dated      , 1997
(the "Prospectus"), of Silicon Graphics, Inc., a Delaware corporation (the "Company"), which, together with this Letter of Transmittal (the "Letter of Transmittal"), describes the Company's offer (the "Exchange Offer") to
exchange its   % Senior Convertible Notes due 2004 for up to all of its
outstanding Zero Coupon Convertible Subordinated Debentures due 2013 (the "Zero Coupon Debentures").

  The Exchange Offer will be effected on the basis of that principal amount of Senior Notes equal to the accreted value of each $1,000 principal amount at maturity Zero Coupon Debenture as of the Expiration Date for each such Zero Coupon Debenture validly tendered and accepted for exchange in the Exchange Offer. Senior Notes will not be issued in denominations of less than $1,000, and the Company will pay cash in lieu of issuing a fractional Senior Note to holders of validly tendered Zero Coupon Debentures. The Senior Notes will accrue interest at the applicable per annum rate from the Expiration Date.
Interest on the Senior Notes is payable on       and       of each year,
commencing      , 1998. The Company shall notify the holders of the Zero
Coupon Debentures of any extension of the Expiration Date by means of a press release or other public announcement.

  The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

  PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

  THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ANY ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

  List below the aggregate principal amount at maturity of Zero Coupon Debentures to which this Letter of Transmittal relates. If the space below is inadequate, the certificate numbers and principal amount at maturity of Zero Coupon Debentures should be listed on a separate signed schedule affixed hereto.

--------------------------------------------------------------------------------------------------
                DESCRIPTION OF ZERO COUPON DEBENTURES TENDERED
--------------------------------------------------------------------------------------------------

                                                                    AGGREGATE
                                                                 PRINCIPAL AMOUNT
                                                                   AT MATURITY    PRINCIPAL AMOUNT
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)      CERTIFICATE  OF ZERO COUPON    AT MATURITY
        (PLEASE FILL IN, IF BLANK)                   NUMBER(S)*    DEBENTURE(S)      TENDERED**
--------------------------------------------------------------------------------------------------
                                                     ---------------------------------------------
                                                     ---------------------------------------------
                                                     ---------------------------------------------
                                                     ---------------------------------------------
                                                     TOTAL
--------------------------------------------------------------------------------------------------

 * Need not be completed if Zero Coupon Debentures are being tendered by book-entry transfer.
 ** Unless otherwise indicated in this column, a holder will be deemed to have tendered the aggregate principal amount at maturity of all of the Zero Coupon Debentures represented by the tendered certificates. See
    Instruction 2. Zero Coupon Debentures tendered must be in denominations of $1,000 principal amount at maturity and any integral multiple thereof.


  This Letter of Transmittal is to be used if certificates for Zero Coupon Debentures are to be forwarded herewith. If delivery of Zero Coupon Debentures is to be made through book-entry transfer into the Exchange Agent's account at The Depository Trust Company ("DTC"), this Letter of Transmittal need not be delivered; provided, however, that tenders of Zero Coupon Debentures must be effected in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures and the procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering--Book-Entry Transfer."

  Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means any person in whose name Zero Coupon Debentures are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Zero Coupon Debentures are held of record by DTC who desires to deliver such Zero Coupon Debentures by book-entry transfer at DTC.

  Holders whose Zero Coupon Debentures are not immediately available or who cannot deliver their Zero Coupon Debentures and all other documents required hereby to the Exchange Agent prior to the Expiration Date may tender their Zero Coupon Debentures according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery."

[_] CHECK HERE IF TENDERED ZERO COUPON DEBENTURES ARE BEING DELIVERED BY BOOK-
    ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: _______________

Account Number: ______________________________

Transaction Code Number: _____________________

[_] CHECK HERE IF TENDERED ZERO COUPON DEBENTURES ARE BEING DELIVERED PURSUANT
    TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s): _____________________________

Date of Execution of Notice of Guaranteed Delivery: __________

Name of Eligible Institution that Guaranteed Delivery: _______

If delivery is by Book-Entry Transfer:

Account Number: ______________________________________________

Transaction Code Number: _____________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described Zero Coupon Debentures. Subject to, and effective upon, the acceptance for exchange of the Zero Coupon Debentures tendered herewith, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, the Company, all right, title, and interest in and to such Zero Coupon Debentures. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the undersigned in connection with the Exchange Offer) to cause the Zero Coupon Debentures tendered herewith to be assigned, transferred, and exchanged.

  The undersigned represents and warrants that it has full power and authority to tender, exchange, assign, and transfer the Zero Coupon Debentures and to acquire the Senior Notes issuable upon the exchange of such tendered Zero Coupon Debentures, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Zero Coupon Debentures, free and clear of all liens, restrictions, charges, and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute, and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Zero Coupon Debentures or transfer ownership of such Zero Coupon Debentures on the account books maintained by DTC.

  All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy, or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

  The Exchange Offer is conditioned on the receipt for exchange of at least $200,000,000 aggregate principal amount at maturity of Zero Coupon Debentures and certain other conditions described in the Prospectus, which conditions may be waived by the Company. In addition, the Company expressly reserves the right, in its sole discretion, to extend, amend, or modify the terms and conditions of the Exchange Offer in any manner, or to withdraw or terminate the Exchange Offer at any time for any reason. The undersigned recognizes that as a result of the foregoing, the Company may not be required to exchange any of the Zero Coupon Debentures tendered hereby and, in such event, the Zero Coupon Debentures not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned. Tendered Zero Coupon Debentures may be withdrawn at any time prior to the Expiration Date and, unless accepted for exchange by the Company, may be withdrawn at any time after 40 business days after the date of the Prospectus.

  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the Senior Notes (and, if applicable, substitute certificates representing Zero Coupon Debentures for any Zero Coupon Debentures not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Zero Coupon Debentures, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions" below, please mail the Senior Notes (and, if applicable, substitute certificates representing Zero Coupon Debentures for any Zero Coupon Debentures not exchanged) to the undersigned at the address shown above in the box entitled "Description of Zero Coupon Debentures Tendered."

     SPECIAL PAYMENT INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5, 6, AND 7)          (INSTRUCTIONS 1, 5, 6, AND 7)


To be completed ONLY if                   To be completed ONLY if
Certificates for Zero Coupon              Certificates for Zero Coupon
Debentures and/or Senior Notes are        Debentures not accepted for
to be issued in the name of someone       exchange and/or Senior Notes are to
other than the undersigned, or if         be mailed to someone other than the
Zero Coupon Debentures tendered           undersigned, or to the undersigned
hereby and delivered by book-entry        at an address other than that shown
transfer which are not accepted for       under "Description of Zero Coupon
exchange are to be returned by            Debentures Tendered."
credit to an account at DTC other
than that designated above.

Issue Zero Coupon Debentures and/or       Mail Zero Coupon Debentures and/or
Senior Notes to:                          Senior Notes to:




Name: ______________________________      Name: ______________________________

           (PLEASE PRINT)                            (PLEASE PRINT)


Address: ___________________________      Address: ___________________________


____________________________________      ____________________________________

         (INCLUDE ZIP CODE)                        (INCLUDE ZIP CODE)


____________________________________      ____________________________________
 Taxpayer Identification or Social         Taxpayer Identification or Social
          Security Number                           Security Number
 (complete accompanying Substitute         (complete accompanying Substitute
             Form W-9)                                 Form W-9)

[_] Credit Zero Coupon Debentures
    delivered by book-entry transfer
    and not accepted for exchange to
    the account set forth below:

Account Number: ____________________

                                   IMPORTANT

                         TENDERING HOLDER(S) SIGN HERE
               (PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

                    ----------------------------------------

                    ----------------------------------------
                           SIGNATURE(S) OF HOLDER(S)

 Dated: _____ , 1997

 If the Holder is tendering any Zero Coupon Debentures, the Letter of Transmittal must be signed by the registered Holder(s) exactly as the name(s) appear(s) on certificate(s) for the Zero Coupon Debentures or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith or, if the Zero Coupon Debentures are held of record by DTC, the person in whose name such Zero Coupon Debentures are registered on the books of DTC. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

 Name(s): _____________________________________________________________________

 ------------------------------------------------------------------------------
                                 (PLEASE PRINT)
 Capacity (full title): _______________________________________________________

 Address: _____________________________________________________________________
                               (INCLUDE ZIP CODE)

 Area Code and Telephone No.: _________________________________________________

 Tax Identification or Social Security No.: ___________________________________
                     (SEE ACCOMPANYING SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                        (IF REQUIRED--SEE INSTRUCTION 3)

 Authorized Signature: ________________________________________________________

 Name: ________________________________________________________________________
                                 (PLEASE PRINT)

 Title: _______________________________________________________________________

 Name of Firm: ________________________________________________________________

 Address: _____________________________________________________________________
                               (INCLUDE ZIP CODE)

 Area Code and Telephone Number: ______________________________________________

 Dated: _____ , 1997

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. Certificates for all physically delivered Zero Coupon Debentures as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), and any other documents required by this Letter of Transmittal, or confirmation of any book-entry transfer to the Exchange Agent's account at DTC of Zero Coupon Debentures tendered by book-entry transfer, must be received by the Exchange Agent at either of its addresses set forth herein prior to the Expiration Date.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE ZERO COUPON DEBENTURES, AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED.

  Holders whose Zero Coupon Debentures are not immediately available or who cannot deliver their Zero Coupon Debentures and all other required documents to the Exchange Agent prior to the Expiration Date or comply with the book-entry transfer procedures on a timely basis may tender their Zero Coupon Debentures pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus); (ii) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a letter, telex, telegram, or facsimile transmission setting forth the name and address of the tendering Holder, the name(s) in which such Zero Coupon Debentures are registered, and, if possible, the certificate number(s) of the Zero Coupon Debentures to be tendered; and (iii) all tendered Zero Coupon Debentures as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed and all other documents required by this Letter of Transmittal, or a confirmation of any book-entry transfer of such Zero Coupon Debentures into the Exchange Agent's account at DTC, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such letter, telex, telegram, or facsimile transmission, all as provided in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering-- Guaranteed Delivery."

  No alternative, conditional, irregular, or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Zero Coupon Debentures for exchange.

  2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWALS. If less than all of the Zero Coupon Debentures evidenced by a submitted certificate are to be tendered, the tendering Holder(s) must fill in the aggregate principal amount at maturity of Zero Coupon Debentures tendered in the box above entitled "Principal Amount Tendered". A newly issued certificate for Zero Coupon Debentures submitted but not tendered will be sent to such tendering Holder as soon as practicable after the Expiration Date, unless otherwise indicated in the appropriate box in this Letter of Transmittal. The entire aggregate principal amount at maturity of Zero Coupon Debentures evidenced by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  Tenders of Zero Coupon Debentures pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date and, unless accepted for exchange by the Company, may be withdrawn at any time after 40 business days after the date of the Prospectus. To be effective, a written, telegraphic, telex, or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must specify the person(s) named in the Letter of Transmittal as having tendered Zero Coupon Debentures to be withdrawn, the certificate number(s) of the Zero Coupon Debentures to be withdrawn, the aggregate principal amount at maturity of the Zero Coupon Debentures delivered for exchange, a statement that such Holder(s) is withdrawing its election to have such Zero Coupon Debentures exchanged and the name(s) of the registered Holder(s) of such Zero Coupon Debentures, and must be signed by the Holder(s) in the same manner as the original signature(s) on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Zero Coupon Debentures being withdrawn. The Exchange Agent will return properly withdrawn Zero Coupon Debentures promptly following receipt of notice of withdrawal. If Zero Coupon Debentures have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Zero Coupon Debentures or otherwise comply with DTC's procedures. All questions as to the validity of a notice of withdrawal, including the time of receipt, will be determined by the Company, and such determination will be final and binding on all parties. Withdrawals of tenders of Zero Coupon Debentures may not be rescinded and any Zero Coupon Debentures withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. Properly withdrawn Zero Coupon Debentures, however, may be retendered by following the procedures therefor at any time prior to the Expiration Date.

  3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Zero Coupon Debentures tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement, or any change whatsoever.

  If any of the Zero Coupon Debentures tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the Zero Coupon Debentures tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign, and submit as many separate copies of this Letter of Transmittal as there are different registrations of Zero Coupon Debentures.

  When this Letter of Transmittal is signed by the registered Holder(s) of Zero Coupon Debentures listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required. If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Zero Coupon Debentures listed, such Zero Coupon Debentures must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered Holder(s), in either case signed exactly as the name or names of the registered Holder(s) appear(s) on the Zero Coupon Debentures. If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted. Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

  Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Zero Coupon Debentures are tendered (i) by a registered Holder of such Zero Coupon Debentures or (ii) for the account of an Eligible Institution.

  4. TRANSFER TAXES. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Zero Coupon Debentures to it or its order pursuant to the Exchange Offer. If, however, certificates representing Senior Notes or Zero Coupon Debentures are not tendered or accepted for exchange, are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder(s) of such Zero Coupon Debentures tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Zero Coupon Debentures to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder(s) or any other person) will be payable by the tendering Holder(s). If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

  Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Zero Coupon Debentures listed in this Letter of Transmittal.

  5. EXTENSIONS, AMENDMENTS AND TERMINATION. The Company expressly reserves the right to extend, waive, amend, or modify the terms or conditions of the Exchange Offer or withdraw or terminate the Exchange Offer at any time and for any reason.

  6. MUTILATED, LOST, STOLEN, OR DESTROYED CERTIFICATES. Any Holder whose certificates for Zero Coupon Debentures have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated below for further instructions.

  7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedures for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the addresses and telephone number set forth above. In addition, all questions relating to the Exchange Offer as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal may be directed to Georgeson & Company Inc., telephone (800) 223-2064.

  8. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Zero Coupon Debentures will be resolved by the Company, whose determination will be final and binding.

The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to the particular Zero Coupon Debentures covered by any Letter of Transmittal or tendered pursuant to such letter. None of the Company, the Exchange Agent, or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

  9. SUBSTITUTE FORM W-9. Except as described below under "Important Tax Information", federal income tax laws require each tendering holder to provide the Company, with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 which is provided below, and to indicate whether the holder is subject to backup withholding by crossing out Part 2 of the Substitute Form W-9 if the holder is currently subject to backup withholding. Failure to provide the information on such Form or to cross out Part 2 of such form if applicable may subject the tendering holder to 31% federal income tax withholding on payments made to the holder. The box in Part 3 of such Form may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the holder is not provided with a TIN within sixty (60) days, the Company will withhold 31% on all such payments thereafter until a TIN is provided to it.

  10. DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR ZERO COUPON DEBENTURES AND ALL OTHER REQUIRED DOCUMENTS) OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a holder whose tendered Zero Coupon Debentures are accepted for exchange is required to provide the Company with such holder's correct taxpayer identification number ("TIN") on a Substitute Form W-9. If a holder is an individual, the TIN is the holder's social security number. If the Company is not provided with the correct TIN, the holder may be subject to a penalty imposed by the Internal Revenue Service ("IRS"). In addition, payments that are made to such holder with respect to Senior Notes acquired pursuant to the Exchange Offer may be subject to backup withholding.

  If backup withholding applies, the Company is required to withhold 31% of all payments with respect to the Senior Notes made to a holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

  To prevent backup withholding on payments that are made to a holder with respect to Senior Notes, the holder is required to notify the Company of his, her or its correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on such Form is correct (or that such holder is awaiting a TIN) and whether (i) the holder has been notified by the IRS that the holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding.

  Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A corporation must, however, complete the Substitute Form W-9, including providing its TIN (unless it is a foreign corporation that does not have a TIN) and indicating that it is exempt from backup withholding, in order to establish its exemption from backup withholding. A foreign corporation or individual, or other foreign person, must submit a statement, signed under penalties of perjury, attesting to such person's status as a non-United States person. Such statements can be obtained from the Exchange Agent.

  See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

-------------------------------------------------------------------------------
                         PAYER'S NAME:
-------------------------------------------------------------------------------
                       PART I--Taxpayer
 SUBSTITUTE            Identification Number--For
                       all accounts, enter
 FORM W-9              taxpayer identification       ------------------------
 DEPARTMENT OF THE     number in the box at right.    Social Security Number
 TREASURY INTERNAL     (For most individuals, this   OR _____________________
 REVENUE SERVICE       is your social security       Employer Identification
                       number. If you do not have             Number
 PAYER'S REQUEST FOR   a number, see Obtaining a
 TAXPAYER              Number in the enclosed         (If awaiting TIN write
 IDENTIFICATION        Guidelines.) Certify by            "Applied For")
 NUMBER (TIN)          signing and dating below.

                       NOTE: If the account is in
                       more than one name, see the
                       chart in the enclosed
                       Guidelines to determine
                       which number to give the
                       payer.
                      ---------------------------------------------------------
                       PART II--For Payees Exempt From Backup Withholding,
                       see the enclosed Guidelines and complete as instructed therein.
-------------------------------------------------------------------------------
 CERTIFICATION--Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification
     Number (or I am waiting for a number to be issued to me), and
 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
-------------------------------------------------------------------------------

 Signature: _______________________________________
                                                   Date: _____________ , 199


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. FOR ADDITIONAL DETAILS, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.